                                                              EXHIBIT (8)(e)(ii)

                   AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT

     Pursuant to the Participation Agreement, made and entered into as of the 2nd day of October, 2000, by and among The United States Life Insurance Company in the City of New York (the "Company"), on its own behalf and on behalf of each separate account of the Company named in Schedule 1 to this Agreement, Credit Suisse Trust (formerly known as Warburg, Pincus Trust), Credit Suisse Asset Management, LLC, and Credit Suisse Asset Management Securities, Inc., the parties do hereby agree to an Amended Schedule 1 as attached hereto.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 1 to the Participation Agreement to be executed in its name and behalf by its duly authorized representative effective as of the 1st day of December, 2003.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK


By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------


CREDIT SUISSE TRUST (FORMERLY KNOWN AS WARBURG, PINCUS TRUST)


By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------


CREDIT SUISSE ASSET MANAGEMENT, LLC


By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------


CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC.


By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------

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                                   Schedule 1
                             PARTICIPATION AGREEMENT
                                  By and Among
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                                       And
                               CREDIT SUISSE TRUST
                                       And
                       CREDIT SUISSE ASSET MANAGEMENT, LLC
                                       And
                 CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC.

The following separate accounts are permitted in accordance with the provisions of this Agreement to invest in Designated Portfolios of the Fund shown in
Schedule 2:

The United States Life Insurance Company in the City of New York Separate Account USL VL-R

The United States Life Insurance Company in the City of New York Separate Account USL VA-R